PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc.	CONTACT:	Donna Granato
	950 Third Avenue, 5th Floor		Director, Finance & Investor Relations
	New York, NY 10022		646-429-1809
dgranato@mdc-partners.com

MDC PARTNERS INC. REPORTS RECORD RESULTS FOR THE
THREE AND SIX MONTHS ENDED JUNE 30, 2007

QUARTERLY HIGHLIGHTS:
•	Revenues increased to $135.3 million vs. $100.1 million in Q2 2006, an increase of 35.1%
•	Organic revenue growth of 27.0% for Q2 2007
•	MDC EBITDA increased to $7.6 million vs. $6.4 million in Q2 2006, an increase of 18.8%
•	MDC Adjusted EBITDA increased to $11.2 million vs. $7.2 million in Q2 2006, an increase of 55.6%
•	Cash EPS of $0.36 vs. $0.25 in Q2 2006, an increase of 44.0%
•	Adjusted Cash EPS of $0.44 vs. $0.26 in Q2 2006, an increase of 69.2%

YEAR TO DATE HIGHLIGHTS:
•	Revenues increased to $254.8 million vs. $198.2 million in the first half of 2006, an increase of 28.5%
•	Organic revenue growth of 21.9% in the first half of 2007
•	MDC EBITDA of $12.0 million vs. $13.7 million in the first half of 2006, a decline of 12.4%
•	MDC Adjusted EBITDA of $17.5 million vs. $10.5 million in the first half of 2006, an increase of 66.7%
•	Cash EPS of $0.55 vs. $0.51 in the first half of 2006, an increase of 7.8%
•	Adjusted Cash EPS of $0.68 vs. $0.41 in the first half of 2006, an increase of 65.9%

NEW YORK, NY (August 1, 2007) - MDC Partners Inc. (“MDC Partners” or the “Company”) today announced record financial results for the three and six months ended June 30, 2007.

Consolidated revenues for the three months ended June 30, 2007 were $135.3 million, an increase of 35.1% compared to $100.1 million in the same period of 2006. Operating income for the second quarter of 2007 was $5.2 million versus $2.9 million for the second quarter of 2006, an increase of 79.3%. Net loss from continuing operations for the quarter ended June 30, 2007 was ($2.6) million versus a loss of ($1.0) million for the same period in 2006. The loss during 2007 included a non-cash unrealized foreign exchange charge of $2.5 million due to the decline of the U.S. dollar relative to the Canadian dollar. Diluted loss per share from continuing operations for the second quarter of 2007 was ($0.11) compared to ($0.04) in the same period last year.

MDC Partners’ share of EBITDA (as defined) increased to $7.6 million in the second quarter of 2007 compared with $6.4 million in the second quarter of 2006. Adjusting for unusual or non-recurring items, MDC Adjusted EBITDA (as defined) is $11.2 million in the quarter compared with $7.2 million last year, an increase of 55.6%. Cash earnings per share from continuing operations (as defined) for the second quarter of 2007 increased to $0.36 compared with $0.25 in the second quarter of 2006. Adjusted cash earnings per share (as defined) increased to $0.44 from $0.26 during the same period last year.

Consolidated revenues for the six months ended June 30, 2007 were $254.8 million, an increase of 28.5% compared to $198.2 million in the same period of 2006. Operating income for the first half of 2007 was $1.6 million versus $4.7 million during the same period of 2006. Excluding a goodwill impairment charge, operating income in the first half of the year was $6.0 million or 27.7% better than the same period in 2006. Net loss from continuing operations for the six months ended June 30, 2007 was ($11.4) million versus a loss of ($5.4) million for the same period in 2006. The loss during 2007 included a non-cash unrealized foreign exchange charge of $2.9 million due to the decline of the U.S. dollar relative to the Canadian dollar. Diluted loss per share from continuing operations for the first half of 2007 was ($0.46) compared to ($0.23) last year.

MDC Partners’ share of EBITDA (as defined) was $12.0 million in the first half of 2007 compared with $13.7 million in the same period of 2006. Adjusting for unusual or non-recurring items, MDC Adjusted EBITDA (as defined) was $17.5 million in the first six months of 2007, compared with $10.5 in the same period last year, a 66.7% increase. Year to date cash earnings per share from continuing operations (as defined) in 2007 increased to $0.55 compared with $0.51 in 2006. Adjusted cash earnings per share (as defined) increased to $0.68 from $0.41 during the same period last year.

“We are very pleased with our second quarter results which significantly exceeded our internal expectations and we believe that our robust organic growth is a reflection of the significant investment we have and continue to make in talent and capabilities across the entire network, especially in the areas of digital innovation and other non-traditional media services. We are particularly enthusiastic about our new partnership with Redscout, a brand strategy and innovation firm who joined the network in June. As clients are increasingly relying on their marketing partners to implement solutions that drive growth, we believe that MDC’s market positioning as ‘The Place Where Great Talent Lives’ and the effectiveness of and results generated by our Partners’ work will continue to attract clients who are looking to work with firms who know how to drive results for their businesses,” said Miles S. Nadal, Chairman & CEO of MDC Partners.

The Company affirms it previously issued guidance for 2007 of revenues of $490 to $500 million, MDC’s EBITDA (as defined) of $39 to $41 million and Cash EPS (as defined) of $1.28 to $1.32.

Conference Call

Management will host a conference call on August 2, at 8:30 a.m. (EST) to discuss our results. The conference call will be accessible by dialing 1-416-644-3421 or toll free 1-800-594-3790. An investor presentation has been posted on our website www.mdc-partners.com and will be referred to during the conference call.

About MDC Partners Inc.

MDC Partners is a leading provider of marketing communications solutions and services to clients in North America, Europe and Latin America. Through its partnership of entrepreneurial firms it provides advertising, specialized communications and consulting services to leading brands. MDC Partners’ philosophy emphasizes the utilization of strategy and creativity to drive growth for its clients. “MDC Partners is The Place Where Great Talent Lives”. MDC Partners Class A shares are publicly traded on the NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.A”.

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's growth. These non-GAAP financial measures relate to: (1) presenting MDC’s share of EBITDA and MDC Adjusted EBITDA (as defined) for the three and six months ended June 30, 2007 and June 30, 2006; and (2) presenting Cash Earnings per Share from Continuing Operations and Adjusted Cash Earnings per Share from Continuing Operations (as defined) for the three and six months ended June 30, 2007 and 2006. Included in this earnings release are tables reconciling MDC’s reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with effects of national and regional economic conditions;
•	the Company’s ability to attract new clients and retain existing clients;
•	the financial success of the Company’s clients;
•
the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option rights;

•	the Company’s ability to retain and attract key employees;
•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;
•	foreign currency fluctuations; and
•	risks arising from the Company’s historical option grant practices.

In addition to improving organic growth for its existing operations, the Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)
	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Revenue	$135,257	$100,138	$254,788	$198,211

Operating Expenses
Cost of services sold	87,817	60,900	166,372	120,641
Office and general expenses	35,969	31,185	70,144	61,007
Depreciation and amortization	6,280	5,118	12,245	11,900
Goodwill impairment	-	-	4,475	-
	130,066	97,203	253,236	193,548

Operating Income	5,191	2,935	1,552	4,663

Other Income (Expenses)
Other income (expense)	(1,033)	509	(1,767)	1,073
Interest expense	(3,768)	(1,996)	(6,491)	(4,894)
Interest income	1,075	144	1,228	258
Income (Loss) from Continuing Operations Before Income Taxes, Equity in Affiliates and Minority Interests	1,465	1,592	(5,478)	1,100

Income Tax Recovery	1,292	608	3,780	1,176

Income (Loss) from Continuing Operations Before Equity in Affiliates and Minority Interests	2,757	2,200	(1,698)	2,276
Equity in Earnings of Non-consolidated Affiliates	61	227	11	501
Minority Interests in Income of Consolidated Entities	(5,419)	(3,434)	(9,710)	(8,185)

Loss From Continuing Operations	(2,601)	(1,007)	(11,397)	(5,408)
Loss from Discontinued Operations	-	(9,496)	-	(10,228)
Net Loss	($2,601)	($10,503)	($11,397)	($15,636)

Loss Per Common Share
Basic:
Continuing Operations	($0.11)	($0.04)	($0.46)	($0.23)
Discontinued Operations	-	(0.40)	-	(0.43)
Net Loss	($0.11)	($0.44)	($0.46)	($0.66)

Diluted:
Continuing Operations	($0.11)	($0.04)	($0.46)	($0.23)
Discontinued Operations	-	(0.40)	-	(0.43)
Net Loss	($0.11)	($0.44)	($0.46)	($0.66)

Weighted Average Number of Common Shares:
Basic	24,752,472	23,858,327	24,514,954	23,818,182
Diluted	24,752,472	23,858,327	24,514,954	23,818,182

SCHEDULE 2

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended June 30, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
Revenue	$78,445	$25,681	$31,131	-	$135,257

Operating Income (Loss) as Reported	$9,449	$532	$1,778	($6,568)	$5,191

Add:
Depreciation and amortization	3,853	1,530	802	95	6,280
Stock-based compensation	242	-	3	1,308	1,553

EBITDA *	13,544	2,062	2,583	(5,165)	13,024

Less: Minority Interests	(4,250)	(13)	(1,156)	-	(5,419)

MDC's Share of EBITDA**	$9,294	$2,049	$1,427	($5,165)	$7,605
*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended June 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
Revenue	$55,634	$20,906	$23,598	-	$100,138

Operating Income (Loss) as Reported	$6,665	$313	$2,340	($6,383)	$2,935

Add:
Depreciation and amortization	3,493	1,125	437	63	5,118
Stock-based compensation	271	6	-	1,530	1,807

EBITDA*	10,429	1,444	2,777	(4,790)	9,860

Less: Minority Interests	(2,723)	(8)	(703)	-	(3,434)

MDC's Share of EBITDA**	$7,706	$1,436	$2,074	($4,790)	$6,426
*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 3

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Six Months Ended June 30, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
Revenue	$149,008	$49,249	$56,531	-	$254,788

Operating Income (Loss) as Reported	$16,007	$1,093	($2,273)	($13,275)	$1,552

Add:
Depreciation and amortization	7,597	3,080	1,383	185	12,245
Stock-based compensation	491	5	7	2,966	3,469
Impairment charges	-	-	4,475	-	4,475

EBITDA *	24,095	4,178	3,592	(10,124)	21,741

Less: Minority Interests	(7,966)	(27)	(1,717)	-	(9,710)

MDC's Share of EBITDA**	$16,129	$4,151	$1,875	($10,124)	$12,031
*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges.
**
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Six Months Ended June 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
Revenue	$112,525	$39,812	$45,874	-	$198,211

Operating Income (Loss) as Reported	$13,251	$883	$3,013	($12,484)	$4,663

Add:
Depreciation and amortization	8,753	2,189	861	97	11,900
Stock-based compensation	491	12	2,338	2,491	5,332

EBITDA*	22,495	3,084	6,212	(9,896)	21,895

Less: Minority Interests	(6,676)	(38)	(1,471)	-	(8,185)

MDC's Share of EBITDA**	$15,819	$3,046	$4,741	($9,896)	$13,710
*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 4

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended June 30, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
MDC's Share of EBITDA*	$9,294	$2,049	$1,427	($5,165)	$7,605

Losses from Margeottes Fertitta Powell (ceased operations)	-	-	1,925	-	1,925

Retention payments	875	-	-	823	1,698
MDC Adjusted EBITDA**	$10,169	$2,049	$3,352	($4,342)	$11,228
*	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, but as shown above it represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Three Months Ended June 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
MDC's Share of EBITDA*	$7,706	$1,436	$2,074	($4,790)	$6,426

Losses from Margeottes Fertitta Powell (ceased operations)	-	-	1,125	-	1,125

Client Termination Payment	(750)	-	-	-	(750)

Consolidation of Equity Affiliates	329	-	75	-	404
MDC Adjusted EBITDA**	$7,285	$1,436	$3,274	($4,790)	$7,205
*
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

**	MDC's Adjusted EBITDA is a non-GAAP measure, but as shown above it represents MDC's Share of EBITDA plus unusual and non-recurring charges during the quarter.

SCHEDULE 5

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Six Months Ended June 30, 2007
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
MDC's Share of EBITDA**	$16,129	$4,151	$1,875	($10,124)	$12,031

Losses from Margeottes Fertitta Powell (ceased operations)	-	-	2,935	-	2,935

Retention payments	1,750	-	-	823	2,573
MDC Adjusted EBITDA**	$17,879	$4,151	$4,810	($9,301)	$17,539
*
MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, stock-based compensation and impairment charges less minority interests.

**	MDC's Adjusted EBITDA is a non-GAAP measure, but as shown above it represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

MDC PARTNERS INC.
RECONCILIATION OF MDC EBITDA TO MDC ADJUSTED EBITDA
(US$ in 000s)

For the Six Months Ended June 30, 2006

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Corporate &
	Services	Management	Services	Other	Total
MDC's Share of EBITDA**	$15,819	$3,046	$4,741	($9,896)	$13,710

Losses from Margeottes Fertitta Powell (ceased operations)	-	-	1,300	-	1,300

Client Termination Payment	(5,250)	-	-	-	(5,250)

Consolidation of Equity Affiliates	597	-	130	-	727
MDC Adjusted EBITDA**	$11,166	$3,046	$6,171	($9,896)	$10,487
*	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.
**	MDC's Adjusted EBITDA is a non-GAAP measure, but as shown above it represents MDC's Share of EBITDA plus unusual and non-recurring charges during the period.

SCHEDULE 6

MDC PARTNERS INC.
RECONCILIATION OF LOSS FROM CONTINUING
OPERATIONS TO CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Loss from Continuing Operations	($2,601)	($1,007)	($11,397)	($5,408)
Depreciation & Amortization	7,361	5,531	13,904	12,724
Stock-Based Compensation	1,553	1,807	3,469	5,332
Non-cash Unrealized Foreign Exchange	2,489	(441)	2,893	(498)
Impairment Charges	-	-	4,550	-
Cash Earnings	$8,802	$5,890	$13,419	$12,150

Diluted Shares	24,752	23,858	24,515	23,818

Cash EPS	$0.36	$0.25	$0.55	$0.51

MDC PARTNERS INC.
RECONCILIATION OF CASH EARNINGS TO
ADJUSTED CASH EARNINGS PER SHARE
(US$ in 000s, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Cash Earnings	$8,802	$5,890	$13,419	$12,150
Losses from Margeottes Fertitta Powell (ceased operations)	1,925	1,125	2,935	1,300
Retention payments	1,698	-	2,573	-
Client termination payment	-	(750)	-	(5,250)
Tax Effect on Adjustments	(1,449)	(150)	(2,203)	1,580
Adjusted Cash Earnings	$10,976	$6,115	$16,724	$9,780

Adjusted Cash EPS	$0.44	$0.26	$0.68	$0.41

SCHEDULE 7

MDC PARTNERS INC.
CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	(unaudited)
	June 30,	December 31,
	2007	2006
Assets
Current Assets:
Cash and cash equivalents	$9,359	$6,591
Accounts receivable, net	143,733	125,744
Expenditures billable to clients	19,655	28,077
Prepaid expenses	8,635	4,816
Other current assets	3,912	1,248
Total Current Assets	185,295	166,476

Fixed assets	42,594	44,425
Investment in affiliates	861	2,058
Goodwill	207,924	203,693
Other intangible assets, net	49,955	48,933
Deferred tax assets	13,563	13,332
Other assets	17,704	14,584
Total Assets	$517,896	$493,501

Liabilities and Shareholders' Equity
Current Liabilities:
Short-term debt	$-	$4,910
Revolving credit facility	-	45,000
Accounts payable	97,224	90,588
Accrued and other liabilities	62,853	75,315
Advance billings	52,039	51,804
Current portion of long term debt	704	1,177
Deferred acquisition consideration	1,359	2,721
Total Current Liabilities	214,179	271,515

Revolving credit facility	22,215	-
Long-term debt	62,162	5,754
Convertible notes	42,238	38,613
Other liabilities	6,239	5,512
Deferred tax liabilities	1,148	1,140
Total Liabilities	348,181	322,534

Minority Interests	48,125	46,553

Shareholders' Equity:
Common stock	189,204	184,699
Share capital to be issued	346	-
Additional paid in capital	27,421	26,216
Accumulated deficit	(98,011)	(86,614)
Treasury stock	(660)	-
Stock subscription receivable	(373)	(643)
Accumulated other comprehensive income	3,663	756
Total Shareholders' Equity	121,590	124,414

Total Liabilities and Shareholders' Equity	$517,896	$493,501